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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 January 1, 1997
                      ------------------------------------
                Date of Report (date of earliest event reported)


                             METAL MANAGEMENT, INC.
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             (Exact name of Registrant as specified in its charter)


          Delaware                       114836                  94-2835068
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(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)



                         500 Dearborn Street, Suite 405
                             Chicago, Illinois 60610
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (312) 645-0700
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       This Amendment No. 1 to the Registrant's Current Report on Form 8-K dated
January 1, 1997 (the "Form 8-K") is being filed for the purpose of amending
Items 7(a), (b), and (c) to the Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)    Financial Statements of Businesses Acquired.

       (1) The following audited financial statements of the MacLeod Companies were attached to the Form 8-K dated January 1, 1997:

              1. Report of Independent Public Accountants.

              2. Consolidated Statements of Income for the years ended June 30,
                 1996, 1995 and 1994.

              3. Consolidated Balance Sheets as of June 30, 1996 and 1995.

              4. Consolidated Statements of Stockholders Equity for the years ended June 30, 1996, 1995 and 1994.

              5. Consolidated Statements of Cash Flows for the years ended June
                 30, 1996, 1995 and 1994.

              6. Notes to Financial Statements.

       (2) The following updated, unaudited financial statements are attached hereto as Exhibit 99.3.

              1. Consolidated Balance Sheets as of December 31, 1996 and 1995.

              2. Consolidated Statements of Income for the six months ended
                 December 31, 1996 and 1995.

              3. Consolidated Statements of Cash Flows for the six months ended
                 December 31, 1996 and 1995.

              4. Notes to Financial Statements.


(b)   Pro Forma Financial Information

       (1) The following updated, unaudited pro forma financial statements are attached hereto as Exhibit 99.4.

              1. Introduction to Pro Forma Financial Information.

              2. Unaudited Pro Forma Combined Condensed Statement of Operations
                 for the year ended March 31, 1996.

              3. Notes to Pro Forma Financial Information as of March 31, 1996.

              4. Unaudited Pro Forma Combined Condensed Statement of Operations
                 for the nine months ended December 31, 1996.

              5. Unaudited Pro Forma Combined Condensed Balance Sheet as of
                 December 31, 1996.

              6. Notes to Unaudited Pro Forma Financial Information as of
                 December 31, 1996.

(c)   Exhibits.

      2.1* Acquisition Agreement by and among the Registrant; MMI Acquisition,
           Inc. a California corporation and wholly owned subsidiary of the Registrant, Metal Management Realty, Inc., an Arizona corporation and a wholly owned subsidiary of the Registrant, California Metals Recycling, Inc., a California corporation ("CA Metals"), Firma, Inc., a California corporation ("Firma"), MacLeod Metals Co., a California corporation ("MacLeod Metals"), Firma Plastic


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          Co., Inc., a California corporation ("Plastics"), Trojan Trading Co., a California corporation (together with Firma, CA Metals, MacLeod Metals and Plastics, the "MacLeod Companies"), Ian MacLeod, an individual and shareholder of each of the MacLeod Companies, Marilyn MacLeod, an individual shareholder of each of the MacLeod Companies and the MacLeod Family Trust dated January 30, 1993.

    23.1* Consent of Price Waterhouse LLP.

    99.1* Audited Consolidated Financial Statements of the MacLeod Companies as of June 30, 1996 and 1995 and for the fiscal years ended June 30, 1996, 1995 and 1994.

    99.2* Manually signed report of Price Waterhouse LLP relating to the Consolidated Financial Statements for the MacLeod Companies as of June 30, 1996 and 1995, and for the fiscal years ended June 30, 1996, 1995 and 1994.

    99.3 Unaudited Consolidated Financial Statements of the MacLeod Companies as of December 31, 1996 and 1995, and for the six months ended December 31, 1996 and 1995.

    99.4 Unaudited Pro Forma Combined Condensed Financial Statements giving effect to the merger of the Registrant, HouTex and the MacLeod Companies as of December 31, 1996, and for the nine months ended December 31, 1996 and for the year ended March 31, 1996.


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* Previously filed as an exhibit to Registrant's Form 8-K dated January 1, 1997, filed January 15, 1997.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  METAL MANAGEMENT, INC.

Dated March 14, 1997         By: /s/ Robert C. Larry
                                 ------------------------------------------
                                      Robert C. Larry
                                      Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX



Exhibit No.     Description
-----------     -----------

       2.1* Acquisition Agreement by and among the Registrant; MMI Acquisition, Inc. a California corporation and wholly owned subsidiary of the Registrant, Metal Management Realty, Inc., an Arizona corporation and a wholly owned subsidiary of the Registrant, California Metals Recycling, Inc., a California corporation ("CA Metals"), Firma, Inc., a California corporation ("Firma"), MacLeod Metals Co., a California corporation ("MacLeod Metals"), Firma Plastic Co., Inc., a California corporation ("Plastics"), Trojan Trading Co., a California corporation (together with Firma, CA Metals, MacLeod Metals and Plastics, the "MacLeod Companies"), Ian MacLeod, an individual and shareholder of each of the MacLeod Companies, Marilyn MacLeod, an individual shareholder of each of the MacLeod Companies and the MacLeod Family Trust dated January 30, 1993.

      23.1*     Consent of Price Waterhouse LLP.

      99.1* Audited Consolidated Financial Statements of the MacLeod Companies as of June 30, 1996 and 1995 and for the fiscal years ended June 30, 1996, 1995 and 1994.

      99.2* Manually signed report of Price Waterhouse LLP relating to the Consolidated Financial Statements for the MacLeod Companies as of June 30, 1996 and 1995, and for the fiscal years ended June 30, 1996, 1995 and 1994.

      99.3 Unaudited Consolidated Financial Statements of the MacLeod Companies as of December 31, 1996 and 1995, and for the six months ended December 31, 1996 and 1995.

      99.4 Unaudited Pro Forma Combined Condensed Financial Statements giving effect to the merger of the Registrant, HouTex Metals Company, Inc. and the MacLeod Companies as of December 31, 1996, and for the nine months ended December 31, 1996 and for the year ended March 31, 1996.


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* Previously filed as an exhibit to Registrant's Form 8-K dated January 1, 1997, filed January 15, 1997.


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